[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.10

WARRANT ISSUANCE AGREEMENT

THIS WARRANT ISSUANCE AGREEMENT (this “Agreement”), effective as of November 3, 2010 (the “Effective Date”), is entered into by and between Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), whose principal place of business is 5918 Stoneridge Mall Road, Pleasanton, California 94588, [***], and [***], whose registered office is [***].

Recitals

WHEREAS, concurrently with the execution and delivery of this Agreement, Company’s wholly-owned subsidiary, Blackhawk Network, Inc., an Arizona corporation (“BHN”), and [***], have entered into that certain Alliance Partner Agreement dated as of September 27, 2010 (the “Alliance Partner Agreement”);

WHEREAS, in satisfaction of Section 2.1 of the Alliance Partner Agreement, the Company and [***] desire to enter into this Agreement providing for the issuance by the Company to [***] of a stock purchase warrant (“the “Warrant”) for the purchase of shares of the Common Stock of the Company (as defined herein) on the terms and conditions set forth below; and

WHEREAS, concurrently with the issuance of the Warrant, Company and [***] shall enter into (i) an Investor Agreement of even date with the Warrant (the “Investor Agreement”), in the form of Exhibit B hereto, between the Company and [***] providing for certain contractual rights and restrictions with respect to the transfer and disposition of the Common Stock acquired by [***] under the Warrant and certain other matters addressed therein, and (ii) a Joinder Agreement of even date with the Warrant (the “Joinder Agreement”), in the form of Exhibit C hereto, between the Company and [***] pursuant to which [***] would become a party to certain provisions of the Stockholders Agreement (as defined herein).

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. For purposes of this Agreement, the following defined terms shall have the meanings ascribed below. Defined terms used in this Agreement that are not separately defined herein shall have the meanings set forth in the Investor Agreement.

“Adjusted Fiscal Year” means, with respect to calculation of an Early Exercise Warrant Number, the thirteen (13) Company Periods ending on the Measurement Date. For example, if the Measurement Date is January 29, 2011, then the Adjusted Fiscal Year would be the 13 Company Periods ending on January 29, 2011.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Alliance Partner Agreement” shall have the meaning set forth in the first recital.

“Alliance Partner Program” shall have the meaning for such term set forth in the Alliance Partner Agreement.

“Ancillary Agreements” means the Warrant, the Investor Agreement and the Joinder Agreement.

“BHN” shall have the meaning set forth in the first recital.

“Board” means the Board of Directors of the Company.

“Bonus Condition” means that [***] shall have sold [***] in aggregate face value of Gift Cards in the [***] Stores in [***] pursuant to the Alliance Partner Agreement in either Fiscal Year 2013 or in Fiscal Year 2014.

“Capital Stock” shall mean the authorized capital stock of the Company.

“Card Partner” shall have the meaning ascribed to such term in the Alliance Partner Agreement.

“Closing” shall mean the closing of the issuance of the Warrant to [***].

“Closing Date” means the date of the Closing.

“Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

“Company” shall have the meaning set forth in the first paragraph hereof.

“Company EBITDA” means the consolidated earnings before interest, taxes, depreciation, and amortization of the Company and its subsidiaries for the operative Fiscal Year as determined in accordance with U.S. GAAP, consistently applied, by independent auditors of the Company.

“Company EBITDA Multiple” is determined by dividing the Company Total Market Capitalization by the Company EBITDA.

“Company Period” means each of the thirteen (13) four-week accounting periods on which the Company bases its operations (each week being Sunday to Saturday, inclusive, e.g., December 5, 2010 to January 1, 2011).

“Company Total Market Capitalization” means the Share Price multiplied by the total number of shares of Common Stock outstanding as of the last business day of the applicable Fiscal Year.

“Conversion Notice” shall have the meaning set forth in the Warrant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Court Order” means any judgment, order, award or decree of any United States federal, state or local, or any supranational or non-U.S., court or tribunal and any award in any arbitration proceeding.

“Direct Contribution from [***] Sales” means the aggregate Marketing Commissions for the operative Fiscal Year, less the aggregate amount of cost of revenues and program expenses (but excluding general and administrative expenses) during the operative Fiscal Year attributable to the sale of Gift Cards in the [***] Stores pursuant to the Alliance Partner Agreement, all as determined in accordance with U.S. GAAP, consistently applied, by the independent auditors of the Company. For example:

Marketing Commissions	[***]
Cost of revenues & program expenses	[***]

Direct Contribution from [***] Sales	= [***]

“Early Bonus Condition” means that [***] shall have sold [***] in aggregate face value of Gift Cards in the [***] Stores in [***] pursuant to the Alliance Partner Agreement during the applicable Adjusted Fiscal Year.

“Early Change of Control” means a transaction that closes prior to April 1, 2014 that would result in a Change of Control.

“Early Change of Control Notice” shall have the meaning set forth in Section 3(d) hereof.

“Early Exercise” shall mean the exercise of the Warrant following receipt of an Early Change of Control Notice.

“Early Exercise Warrant Number” means (i) if the Measurement Date falls in Fiscal Year 2011, that number of Shares as equals the 2011 Results Formula Number, but shall in no event exceed 2,200,000 Shares; provided that if the Early Bonus Condition is achieved during Adjusted Fiscal Year 2011, the Early Exercise Number shall be the greater of the 2011 Results Formula Number and 1,100,000 Shares, but shall in no event exceed 2,200,000 Shares; (ii) if the Measurement Date falls in Fiscal Year 2012, that number of Shares as equals the 2012 Results Formula Number, but shall in no event exceed 2,200,000 Shares; provided that if the Early Bonus Condition is achieved during Adjusted Fiscal Year 2012, the Early Exercise Number shall be the greater of the 2012 Results Formula Number and 1,100,000 Shares, but shall in no event exceed 2,200,000 Shares; (iii) if the Measurement Date falls in Fiscal Year 2013 or in Fiscal Year 2014 prior to March 1 of such year, that number of Shares as equals the 2013 Early Results Formula Number, but shall in no event exceed 2,200,000 Shares; provided that if the Early Bonus Condition is achieved during Adjusted Fiscal Year 2013, the Early Exercise Number shall be the greater of the 2013 Early Results Formula Number and 1,100,000 Shares, but shall in no event exceed 2,200,000 Shares; and (iv) if the Measurement Date falls in Fiscal Year 2013 or in Fiscal Year 2014 on or after March 1 of such year, that number of Shares as equals the 2013 Results Formula Number, but shall in no event exceed 2,200,000 Shares; provided that if the Early Bonus Condition is achieved during Fiscal

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Year 2013, the Early Exercise Number shall be the greater of the 2013 Results Formula Number and 1,100,000 Shares, but shall in no event exceed 2,200,000 Shares.

“Encumbrance” means any lien (statutory or other), claim, charge, security interest, mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale or other title retention agreement, preference, priority or other security agreement or preferential arrangement of any kind, and any easement, encroachment, covenant, restriction, right of way, defect in title or other encumbrance of any kind.

“Exercise Price” means the exercise price of the Warrant, which will be the per share Market Value of the Common Stock as of the date of the Company’s receipt of the Implementation Certification, or if a Public Market exists on the date of issuance of the Warrant, the Public Market closing price on such date.

“Fiscal Year” means the 52-week period ending the Saturday nearest December 31.

“Gift Cards” has the meaning ascribed to such term in the Alliance Partner Agreement.

“Holder” has the meaning ascribed to such term in the Warrant.

“Initial Warrant Exercise Number” means that number of Shares as equals the 2013 Results Formula Number but shall in no event exceed 2,200,000 Shares; provided that if the Bonus Condition is achieved in Fiscal Year 2013, the Initial Warrant Exercise Number shall be the greater of the 2013 Results Formula Number and 1,100,000 Shares, but shall in no event exceed 2,200,000 Shares.

“Investor Agreement” shall have the meaning set forth in the third recital to this Agreement.

“Investment Agreement” shall have the meaning set forth in the Warrant.

“Joinder Agreement” shall have the meaning set forth in the third recital to this Agreement.

“Majority Owner” means Safeway Inc., a Delaware corporation and the holder of a majority of the Common Stock on the Effective Date.

“Marketing Commissions” shall have the meaning for such term set forth in the Alliance Partner Agreement.

“Market Value” means the per Share fair market value of the Shares as of the applicable date, as determined by the Board based upon the most recent written appraisal of the Company’s Capital Stock (not more than seven (7) months old) by a nationally recognized appraisal firm and reflecting such discounts as may be used in such appraisal; provided that if (i) an appraisal of the Company’s Capital Stock has not been completed within the seven (7) month period prior to the relevant date, or (ii) the Board determines that (x) one or more material events or material developments related to the Company’s business has occurred since the date of the most recent appraisal and (y) such event(s) or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

development(s) potentially affects the valuation of the Capital Stock, then in each such case, a nationally recognized appraisal firm will be hired by the Board to prepare a more recent appraisal of the Company’s Capital Stock.

“Material Adverse Effect” means any fact, occurrence, condition, circumstance, change, effect or development that could reasonably be expected to be materially adverse to the Capital Stock, the business or the assets, liabilities, equity, internal controls, profits, financial condition, results of operations, cash flow, liquidity or prospects of the Company and its subsidiaries taken as a whole, but excluding any condition, circumstance, change, effect or development affecting the stored value card industry generally or general economic conditions in the United States.

“Measurement Date” means the last day of the third most recent complete Company Period ending prior to the date of an Early Change of Control Notice. For example, if the date of an Early Change of Control Notice is April 1, 2011, then the Measurement Date would be January 29, 2011.

“Minimum Warrant Exercise Number” means 363,000 Shares.

“Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or governmental body.

“Public Market” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of the Common Stock of the Company issuable upon exercise of the Warrant.

“Share Price” means the Public Market closing price of the Common Stock on the last business day of the operative Fiscal Year; provided that if there is no Public Market at the time the Warrant Exercise Number is calculated, then the Share Price shall be equal to the Market Value; further provided that in the case of an Early Exercise, the Share Price shall be determined on the last day business day of the operative Adjusted Fiscal Year. The U.S. dollar based Share Price shall be converted to pounds sterling for purposes of determining the Warrant Exercise Number using the closing exchange rate (as published in the Wall Street Journal) on the business day prior to the day the written notice of the Warrant Exercise Number is provided.

“Stockholders Agreement” shall mean that certain Second Amended and Restated Stockholders’ Agreement dated as of August 26, 2008 among the Company and the holders of the Company’s Common Stock.

“Tax” (and, with correlative meaning, “Taxes”) shall mean: (i) any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

alternative or add-on minimum, ad valorem, value-added, transfer, stamp, or environmental tax (including taxes under U.S. Federal Internal Revenue Code Section 59A), or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any governmental authority; and (ii) any liability of the Company or BHN for the payment of amounts with respect to payments of a type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, or as a result of any obligation of Company or BHN under any Tax Sharing Arrangement or Tax indemnity arrangement.

“Tax Return” means any return, report or similar statement required to be filed with respect to any Taxes (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

“Tax Sharing Arrangement” means any written or unwritten agreement or arrangement for the allocation or payment of Tax liabilities or payment for Tax benefits with respect to a consolidated, combined or unitary Tax Return which Tax Return includes or included the Company or BHN.

[***]

[***]

[***]

“Updated Warrant Exercise Number” means that number of Shares as equals the 2014 Results Formula Number, but shall in no event exceed 2,200,000 Shares; provided that if the Bonus Condition is achieved in Fiscal Year 2014, the Updated Warrant Exercise Number shall be the greater of the 2014 Results Formula Number and 1,100,000 Shares, but shall in no event exceed 2,200,000 Shares.

“U.S. GAAP” means United States generally accepted accounting principles.

“Valuation Certification” shall have the meaning ascribed to such term in the Investor Agreement.

“Warrant” shall have the meaning set forth in Section 2.

“Warrant Exercise Number” shall mean the Initial Warrant Exercise Number or the Updated Warrant Exercise Number or the Early Warrant Exercise Number, as applicable.

“2011 Results Formula Number” means the greater of the Minimum Warrant Exercise Number and the number of Shares determined by the following: (Direct Contribution from [***] Stores in Adjusted Fiscal Year 2011 x .35 x Company EBITDA Multiple for Adjusted Fiscal Year 2011) ÷ Adjusted Fiscal Year 2011 Share Price.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“2012 Results Formula Number” means the greater of the Minimum Warrant Exercise Number and the number of Shares determined by the following: (Direct Contribution from [***] Stores in Adjusted Fiscal Year 2012 x .35 x Company EBITDA Multiple for Adjusted Fiscal Year 2012) ÷ Adjusted Fiscal Year 2012 Share Price.

“2013 Early Results Formula Number” means the greater of the Minimum Warrant Exercise Number and the number of Shares determined by the following: (Direct Contribution from [***] Stores in Adjusted Fiscal Year 2013 x .35 x Company EBITDA Multiple for Adjusted Fiscal Year 2013) ÷ Adjusted Fiscal Year 2013 Share Price.

“2013 Results Formula Number” means the greater of the Minimum Warrant Exercise Number and the number of Shares determined by the following: (Direct Contribution from [***] Stores in Fiscal Year 2013 x .35 x Company EBITDA Multiple for Fiscal Year 2013) ÷ Fiscal Year 2013 Share Price.

“2014 Results Formula Number” means the greater of the Minimum Warrant Exercise Number and the number of Shares determined by the following: (Direct Contribution from [***] Stores in Fiscal Year 2014 x .35 x Company EBITDA Multiple for Fiscal Year 2014) ÷ Fiscal Year 2014 Share Price.

2. Issuance of Warrant. Subject to the conditions set forth in Section 4 hereof, the Company shall issue and deliver to [***] a stock purchase warrant, in the form of Exhibit A hereto (the “Warrant”), as soon as practicable after [***] gives the Company written certification (“Implementation Certification”) that the Products (as defined in the Alliance Partner Agreement) have been made available in at least six hundred (600) of the [***] Stores and that an end-cap Display Fixture (as defined in the Alliance Partner Agreement) has been installed in each such store. The Warrant shall be exercisable at the Exercise Price for that a number of shares of Common Stock as equals the Warrant Exercise Number. Following [***] delivery of the Implementation Certification to the Company, the parties shall discuss and select a Closing Date mutually acceptable the parties, which date shall be no later than thirty (30) days after the date of the Implementation Certification. As promptly as practicable and not less than ten (10) days prior to the Closing Date, if no Public Market exists, the Company shall deliver to [***] a Valuation Certification.

3. Warrant Exercise Notices.

(a) Not later than April 1, 2014, the Company shall give [***] written notice of its calculation of the Initial Warrant Exercise Number (the “Initial Warrant Notice”). The Initial Warrant Notice shall be accompanied by a report of the Company’s independent auditors setting forth in reasonable detail the determination of the Company EBITDA and Direct Contribution from [***] Sales used to calculate the Initial Warrant Exercise Number. The Warrant shall be exercisable for up to the Initial Warrant Exercise Number for the period from April 1, 2014 through March 31, 2015 unless earlier terminated in accordance with Section 1.8 of the Warrant.

(b) If [***] does not exercise the Warrant prior to April 1, 2015, then on such date the Company shall give [***] written notice of the Updated Warrant Exercise (the “Updated Warrant Notice”). The Updated Warrant Notice shall be accompanied by a report of the Company’s independent auditors setting forth in reasonable detail the determination of the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Company EBITDA and Direct Contribution from [***] Sales used to calculate the Updated Warrant Exercise Number. The Warrant will then be exercisable for up to the Updated Warrant Exercise Number for the period from April 1, 2015 through December 31, 2015 unless earlier terminated in accordance with Section 1.8 of the Warrant.

(c) At least thirty (30) days prior to the closing of an Early Change of Control, the Company shall give [***] written notice of the transaction (“Early Change of Control Notice”). The Early Change of Control Notice shall include the Company’s calculation of the Early Exercise Warrant Number and shall be accompanied by (i) a report of the Company’s independent auditors setting forth in reasonable detail the determination of the Company EBITDA and Direct Contribution from [***] Sales used to calculate the Early Exercise Warrant Number, (ii) a Valuation Certification and (iii) such other information specified under Section 2 of the Investor Agreement with respect to a notice of Change of Control. The Warrant shall be exercisable for up to the Early Exercise Warrant Number for a period of thirty (30) days after receipt of the Early Change of Control Notice.

(d) The Initial Warrant Exercise Number set forth in the Initial Warrant Notice shall be final unless there is a manifest error in the calculation of the Initial Warrant Exercise Number or unless, within thirty (30) days after receipt of the Initial Warrant Notice, [***] provides written notice to the Company as to its objection as to the calculation of the Initial Warrant Exercise Number describing in brief detail the nature of [***] objections. The Updated Warrant Exercise Number set forth in the Updated Warrant Notice shall be final unless there is a manifest error in the calculation of the Warrant Exercise Number or unless, within thirty (30) days after receipt of the Updated Warrant Notice, [***] provides written notice to the Company as to its objection as to the calculation of the Updated Warrant Exercise Number describing in brief detail the nature of [***] objections. Any such disputes regarding the Initial Warrant Exercise Number or the Updated Warrant Exercise Number shall be resolved by the parties in accordance with Section 10(m). The Early Exercise Warrant Number set forth in the Early Change of Control Notice shall be final unless there is a manifest error in the calculation of the Early Exercise Warrant Number or unless, within thirty (30) days after receipt of the Early Change of Control Notice, [***] provides written notice to the Company as to its objection as to the calculation of the Early Exercise Warrant Number describing in brief detail the nature of [***] objections. Any such disputes regarding the Early Exercise Warrant Number shall also be resolved by the parties in accordance with Section 10(m); provided, however, that [***] shall have no right to take any action, including, without limitation, the seeking of any injunction, that would impede the closing of the Early Change of Control, it being understood that its sole remedy would be an award of compensatory damages in the arbitration.

4. Conditions. The Company’s obligation to issue the Warrant is subject to the satisfaction of the following conditions:

(a) The Company shall have received the Implementation Certification from [***]; and

(b) [***] shall have delivered the documents and agreements listed in Section 5 hereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. [***] Closing Deliveries. At or before the Closing, [***] shall deliver to Company all the following:

(a) a certificate of the secretary or an assistant secretary of [***], dated as of the Closing Date, in form and substance reasonably satisfactory to Company, as to the incumbency and signatures of the officers of [***] executing the Investor Agreement, the Joinder Agreement and confirming the accuracy of the representations and warranties of the Company set forth in Section 8 hereof as of the Closing Date;

(b) the Joinder Agreement executed by [***]; and

(c) the Investor Agreement executed by [***].

6. Company Closing Deliveries. At or before the Closing, the Company shall deliver to [***] all the following:

(a) a copy of the Certificate of Incorporation of the Company, as amended, certified as of a date not less than thirty (30) days prior to the Closing Date by the Secretary of State of the State of Delaware;

(b) a certificate of good standing of the Company by the Secretary of State of the State of Delaware issued as of a date not less than thirty (30) days prior to the Closing Date;

(c) a certificate of the secretary or an assistant secretary of the Company, dated the Closing Date, in form and substance reasonably satisfactory to [***], as to (i) no amendments to the Certificate of Incorporation of Company since the Effective Date; (ii) delivery of a true and correct copy of the By-laws of Company, as amended; (iii) the resolutions of the Board of Directors of Company authorizing the execution, delivery and performance of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby; (iv) incumbency and signatures of the officers of the Company executing any Ancillary Agreement; and (v) confirming the accuracy of the representations and warranties of the Company set forth in Section 7 hereof as of the Closing Date, except for any necessary updates of Section 7(c) (including to confirm the number of outstanding shares of Capital Stock as of the Closing Date) or any other representation and warranty of the Company and provided no such update shall be deemed to waive any breach of a representation or warranty of the Company made as of the Effective Date.

(d) the Warrant executed by the Company;

(e) all consents, waivers or approvals, if any, required to be obtained by the Company with respect to the issuance of the Warrant to [***] and the consummation of the transactions contemplated by this Agreement;

(f) the Investor Agreement executed by the Company; and

(g) the Joinder Agreement executed by the Company.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Representations and Warranties of the Company. As an inducement to [***] to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to [***] and agrees as follows:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is a holding company that does not conduct business and is not required to qualify to transact business in any other jurisdiction.

(b) Charter Documents. True and complete copies of the Certificate of Incorporation and all amendments thereto and of the By-laws, as amended to date, of the Company have been delivered to [***].

(c) Capital Stock. The authorized capital stock of the Company consists of One Hundred Forty Million (140,000,000) shares of Common Stock and Ten Million (10,000,000) shares of preferred stock, of which One Hundred Two Million Three Hundred Seventy-Seven Thousand Four Hundred and Twenty-Eight (102,377,428) shares of Common Stock and no (zero) shares of such preferred stock are outstanding as of the Effective Date. All Ten Million (10,000,000) shares of the Company’s preferred stock are not reserved for any purpose. Not less than ninety-five percent (95%) of the outstanding shares of capital stock of the Company are owned of record and beneficially by the Majority Owner, and the remainder is owned of record and beneficially by a business partner of BHN and employees of BHN or the Majority Owner, or in trust for their family members. Two Million Five Hundred Thousand (2,500,000) shares of Common Stock are reserved for issuance under the Company’s Amended and Restated 2006 Restricted Stock Plan, of which Nine Hundred Ninety-Nine Thousand Four Hundred (999,400) shares of stock are currently issued and outstanding. Eight Million (8,000,000) shares of Common Stock are reserved for grant under the Company’s 2007 Stock Option Plan, pursuant to which options covering approximately Four Million Seven Hundred Seven Thousand and Eight (4,707,008) shares of Common Stock are currently granted and outstanding (or currently proposed to be granted). A stock purchase warrant for One Million Five Hundred Thousand (1,500,000) Common Shares is also outstanding. No other warrants or options covering the Company’s Capital Stock or other securities convertible into or exchangeable for shares of Common Stock of the Company are outstanding. All of the outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. The Market Value of each share of Common Stock of the Company as of the Effective Date is $8.15.

(d) Title to Warrant and Shares. Upon delivery of the Warrant to [***] and any Shares to [***] in accordance with the terms of the Warrant and, in the case of the Shares, for the consideration set forth in the Warrant, the Company will issue to [***] good and marketable title to the Warrant and to [***] good and marketable title to the Shares, as the case may be, free and clear of all Encumbrances other than such restrictions as are set forth in the Investor Agreement, the Stockholders Agreement, Joinder Agreement and any restrictions on transfer under applicable securities laws. The Warrant when issued and delivered in accordance with the terms and conditions hereof, and Shares upon issuance and payment by [***] therefor in accordance with the terms and conditions of the Warrant, will be validly issued, fully paid and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

nonassessable. Assuming the accuracy of [***] representations in Section 8 of this Agreement, the Warrant and Shares will be issued in compliance with all applicable federal and state securities laws.

(e) Authorization. The Company has full power and authority to issue and deliver the Warrant to [***] and to execute, deliver and perform this Agreement and the Ancillary Agreements. The execution, delivery and performance of this Agreement and the Ancillary Agreements by the Company have been duly authorized and approved by the Company and do not require any further authorization or consent of the Company or the Company’s stockholders. This Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms, and each of the Ancillary Agreements has been duly authorized by the Company and, upon execution and delivery by the Company, will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; provided, however, that in the case of this Agreement and each Ancillary Agreement, such enforceability is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity. During the term the Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of the Warrant.

(f) No Conflict. Neither the execution and delivery by the Company of this Agreement or any of the Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will: (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Shares (other than pursuant to the Ancillary Agreements and other than the restrictions on transfer under applicable state and/or federal securities laws) or any assets or properties of the Company, under (A) the Certificate of Incorporation or By-laws of the Company, (B) any material agreement or instrument to which BHN or the Company is a party or to which its assets or properties are subject or by which it is bound, or (C) any Court Order to which the Company or BHN is a party or by which it is bound; or (ii) require the Company or BHN to obtain the approval, consent or authorization of, or the making by the Company of any declaration, filing or registration with, any Person other than appropriate notices and filings under applicable securities laws.

(g) Financial Statements. The Company and BHN are included in the consolidated financial statements of Majority Owner and to date the Company has not prepared or caused to be prepared current audited or reviewed financial statements of the Company or BHN on a stand-alone basis.

(h) Taxes. The Company and BHN are included in certain cases in the consolidated Tax Returns of Majority Owner. Nothing has come to the attention of the Company or BHN to indicate that any material Tax Returns required to be filed by the Company or BHN have not been filed on behalf of the Company or BHN by Majority Owner or that any material taxes required to be paid by the Company or BHN have not been paid on behalf of the Company or BHN by Majority Owner.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i) No Litigation. Except for the matter that is disclosed in the Alliance Partner Agreement and matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) there are no lawsuits, claims, actions, arbitrations, complaints, suits or proceedings (“Proceedings”) pending; (ii) there are no investigations pending with respect to which the Company or BHN has received notice; (iii) to the knowledge of the Company, there are no Proceedings or investigations threatened against or affecting the Company or BHN or their respective assets or properties or business; and (iv) there are no Proceedings pending in which the Company or BHN is the plaintiff or claimant or which relates to the Company’s or BHN’s assets or properties or business. There are no Proceedings pending or threatened that question the validity of the Agreement or the Ancillary Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated by them.

(j) Subsidiary Relationship. BHN is a wholly owned subsidiary of the Company.BHN is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. BHN is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would not have a Material Adverse Effect.

(k) No Finder. Neither the Company nor any Person acting on the Company’s behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

8. Representations and Warranties of [***]. As an inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, [***] hereby represents and warrants to the Company and agrees as follows:

(a) Organization. [***] is a corporation duly organized and validly existing under the laws of [***] and has full power and authority to own or lease and to operate and use its assets and properties and to carry on its business as now conducted.

(b) Authority. [***] has full power and authority to execute, deliver and perform this Agreement and all of the Ancillary Agreements. The execution, delivery and performance of this Agreement and the Ancillary Agreements by [***] have been duly authorized and approved by [***] and do not require any further authorization or consent of [***] or [***] stockholders. This Agreement has been duly authorized, executed and delivered by [***] and is the legal, valid and binding obligation of [***], enforceable against [***] in accordance with its terms, and each of the Ancillary Agreements has been duly authorized by [***] and upon execution and delivery by [***], will be a legal, valid and binding obligation of [***], enforceable against [***] in accordance with its terms; provided, however, that in the case of this Agreement and each Ancillary Agreement, such enforceability is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) No Conflicts. Neither the execution and delivery by [***] of this Agreement or any of the Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will: (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (A) the charter documents of [***], (B) any material agreement or instrument to which [***] is a party or to which any of its assets or properties are subject or by which it is bound, or (C) any Court Order to which [***] is a party or by which [***] is bound; or (ii) require [***] to obtain the approval, consent or authorization of, or the making by [***] of any declaration, filing or registration with, any Person.

(d) No Finder. Neither [***] nor any Person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

(e) Investment Representations. The Warrant is being acquired, and any Shares issued under the Warrant will be acquired, by [***] for investment for its own account, not as nominee or agent, and not with a view to the sale or distribution of any part thereof without registration under the Securities Act or pursuant to an applicable exemption therefrom. [***] understands that the Warrant (including any Shares issued thereunder) has not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of [***] representations as expressed in this Section 8.

(f) Rule 144. [***] acknowledges that the Warrant and any Shares acquired by [***] thereunder must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. [***] is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three-month period not exceeding specified limitations. [***] acknowledges that Rule 144 currently is not available with respect to the Warrant or the Shares issuable thereunder and that Rule 144 may not be available for future transfers because information meeting the requirements of Rule 144(c) is not publicly disseminated by the Company and that the Company has no obligation to [***] ever to disseminate information so as to make Rule 144 available for future transfers of the Shares except as set forth in Section 9.6 of the Stockholders Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(g) No Public Market. [***] understands that no public market now exists for any of the securities issued by the Company and acknowledges that the Company has made no assurances that a public market will ever exist for the Company’s securities, including the Warrant and the Shares issuable thereunder, and that the Company has no obligation to register or qualify the Warrant or such Shares for any future sale by [***] except as set forth in the Stockholders Agreement.

(h) Accredited Investor. [***] is an “accredited investor”as that term is defined in Rule 501 of Regulation D and was not formed or organized for the specific purpose of making an investment in the Company. [***] has substantial experience in evaluating and investing in securities and is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

(i) Information Acknowledgement. Prior to the Closing, the Company has provided [***] with information regarding certain aspects of the business, operations and financial condition of the Company and of BHN. [***] understands that [***], Majority Owner and many of the participants in BHN’s Alliance Partners Program are competitors or potential competitors in the supermarket industry and accordingly [***] acknowledges that the ability of the Company and BHN to share information about BHN and its business is limited. [***] acknowledges that its review of BHN’s business and discussions with management about such business have not been thorough or exhaustive. [***] further acknowledges that to date the Company has not prepared or caused to be prepared audited or reviewed financial statements of the Company or BHN on a stand-alone basis; and that [***] review of the financial condition of the Company and BHN has been limited to the consolidated financial statements of Majority Owner that include the Company and BHN. Notwithstanding the foregoing circumstances, [***] has determined to enter into this Agreement without reliance on receipt or review of any such information prior to the date hereof, has determined that it is capable of undertaking the risks inherent in any exercise of the Warrant and has determined that it is financially able to withstand the entire loss of its investment in any Shares acquired upon exercise of the Warrant. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 7 of this Agreement, or the obligations of the Company to provide certain information to [***] after the date hereof as expressly set forth in this Agreement or the Ancillary Agreements, or the right of [***] to rely thereon.

(j) Restrictive Legend. Each certificate representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a federal securities law legend, in addition to any legend required under applicable state securities laws, in substantially the forms set forth below.

“THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, COMMON AND PREFERRED STOCK. A STATEMENT OF ALL OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE COMPANY AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AT THE PRINCIPAL OFFICE OF THE COMPANY, AND THE COMPANY WILL FURNISH ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH STATEMENT.”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“THE SALE, TRANSFER, HYPOTHECATION, NEGOTIATION, PLEDGE, ASSIGNMENT, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SHARE CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE RESTRICTED BY AND ARE SUBJECT TO ALL OF THE TERMS, CONDITIONS AND PROVISIONS OF THAT CERTAIN JOINDER AGREEMENT DATED JANUARY 5, 2011 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE AND THAT CERTAIN INVESTOR AGREEMENT DATED JANUARY 5, 2011 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF EACH SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (X) THE SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, (Y) THE SALE OR TRANSFER IS IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, OR (Z) THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

9. General Provisions.

(a) Survival of Obligations. All representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

(b) Confidential Nature of Information. Each party hereto agrees that it will treat in confidence all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein, and the preparation of this Agreement and other related documents pursuant to the terms of the confidentiality provisions of the Alliance Partner Agreement.

(c) No Public Announcement. Neither [***] nor the Company shall, without the approval of the other, make any press release or other public announcement concerning the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law or the rules of any stock exchange, in which case the other party shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures to the professional advisors of the parties hereto or any communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and Securities and Exchange Commission [***] disclosure obligations (in which case if any such communication or disclosure may become publicly available, the other party shall be advised and the parties shall use their best efforts to cause a mutually agreeable disclosure to be made in a timely manner to enable the party to comply with its disclosure obligations); provided that the Company shall have the right, to the extent required by contract or law, to make customary disclosures about this Agreement and the agreements contemplated hereby to other holders of securities of the Company and to future prospective investors in or purchasers of the Company subject to customary confidentiality obligations.

(d) Entire Agreement Amendment and Modification. This Agreement, including Exhibits A, B and C hereto, which are attached hereto and incorporated herein, together with the Ancillary Agreements, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified, amended or terminated except by a written instrument duly executed by the parties hereto.

(e) Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of either of the parties hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure, breach or default.

(f) Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

(g) Successors and Assigns. Neither party hereto may assign this Agreement without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the Company and [***], and their respective successors and permitted assigns. There are no third-party beneficiaries to this Agreement.

(h) Interpretation. For purposes of this Agreement, (i) the words “include,”“includes” and “including” shall be deemed to be followed by the words “without limitation,” (ii) the word “or” is not exclusive and (iii) the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to Sections and Exhibits mean the Sections and Exhibits of this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

extent permitted by the provisions thereof and by this Agreement; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. Each party and its counsel have fully participated in the review and revision of this Agreement and the Ancillary Agreements, and any rule of construction to the effect that ambiguities are to be construed against the drafter shall not be applied in this Agreement and the Ancillary Agreements. Nothing in this Agreement shall be interpreted to require a party to take any action in violation of applicable law.

(i) Further Assurances. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

(j) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

(k) Notices. Any notice, request or other communication hereunder, unless this Agreement specifically provides otherwise, shall be in writing and shall be deemed to be duly given when delivered personally, by registered or certified mail, postage prepaid, or by a nationally recognized overnight courier service as set forth below (or such other addresses as a party hereafter provide the other party):

If to [***] to:	If to Blackhawk to

[***] [***]	Blackhawk Network Holdings, Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588-3229 [***] Fax: 925-226-9083 Attn: Chief Executive Officer

With a copy to:	With a copy to:

[***] [***]	Blackhawk Network Holdings, Inc. Legal Department 5918 Stoneridge Mall Road Pleasanton, CA 94588 [***] Fax: 925-226-9728 Attn: David E. Durant, Esq.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(l) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronically (such as a .pdf or other such file) shall be as effective as delivery of a manually executed counterpart of this Agreement.

(m) Arbitration. In the event of a dispute between the parties concerning their respective rights and obligations under this Agreement or the Warrant, or the breach, termination, negotiation, or validity hereof and/or the rights or obligations of the parties arising out of or relating to this Agreement or the Warrant or the breach, termination, negotiation or validity of this Agreement or the Warrant, in any case that the parties are unable to resolve amicably between themselves within thirty (30) days of proper notice from one party to the other, such dispute shall be settled by arbitration in Oakland, California in an expedited manner in accordance with the commercial rules of the American Arbitration Association (the “AAA”) by a duly registered arbitrator to be selected jointly by the parties hereto. The decision of the arbitrator shall be final and binding upon the parties hereto. Each of the parties hereto consents to the jurisdiction of the courts of California for the purposes of enforcing the dispute resolution provisions of this Section 10(m). Each party further irrevocably waives any objection to proceeding before the AAA based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that dispute resolution before the AAA has been brought in an inconvenient forum.

(n) Remedies. Each party hereto hereby waives any and all rights it may have to receive exemplary or punitive damages with respect to any claim it may have against the other party hereto, it being agreed that no party shall be entitled to receive money damages in excess of its actual compensatory damages, notwithstanding any contrary provision contained in this Agreement or otherwise.

(o) Attorneys’ Fees. In the event of any arbitration or proceeding arising out of or related to this Agreement, the prevailing party (as determined in accordance with Section 10(m), if disputed) shall be entitled to recover from the losing party all of its costs and expenses incurred in connection with such arbitration or proceeding, including court costs and reasonable attorneys’ fees, whether or not such arbitration or proceeding is prosecuted to judgment.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

COMPANY:	BLACKHAWK NETWORK HOLDINGS, INC.

	By	/s/ Jerry Ulrich
Jerry Ulrich, Chief Financial Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]:	[***]

By
[***], [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

Dated:                     ,201

STOCK PURCHASE WARRANT

To Purchase up to 2,200,000 Shares of Common Stock of

BLACKHAWK NETWORK HOLDINGS, INC.

THIS IS TO CERTIFY THAT, for value received, [***] or its permitted registered assigns (the “Holder”), is entitled to purchase from Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), at any time or from time to time on or after April 1, 2014 and prior to 5:00 p.m., local time at the Company’s principal executive offices, on December 31, 2015 or any earlier date on which this Warrant has terminated pursuant to the terms hereof (the “Expiration Time”), at the Exercise Price, up to 2,200,000 shares (the “Warrant Shares”) of fully paid and nonassessable shares of the common stock, $0.001 par value per share, of the Company (the “Common Stock”), subject to the terms and conditions as hereinafter provided. To the extent not exercised previously, the Holder’s rights under this Warrant will become void at the Expiration Time.

This Warrant is issued pursuant to and subject to the terms of that certain Warrant Issuance Agreement dated November 3, 2010 (“Warrant Issuance Agreement”) between the Company and Holder. Certain capitalized terms used in this Warrant are defined in Article IV hereof.

ARTICLE I

EXERCISE OF WARRANT

1.1 Exercise Schedule. Subject to Sections 1.2 and 1.8 hereof, the right of Holder to exercise this Warrant shall become exercisable according to the following schedule:

(a) Upon delivery of an Early Change of Control Notice, this Warrant shall become exercisable for up to the Early Exercise Warrant Number in accordance with Section 3(c) of the Warrant Issuance Agreement, i.e., for a period of thirty (30) days after receipt of the Early Change of Control Notice; or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) If the Warrant has not been exercised prior to the closing of any Early Change of Control transaction, then on April 1, 2014, this Warrant shall become exercisable for up to the Initial Warrant Exercise Number; or

(c) If the Warrant has not been exercised prior to April 1, 2015, then on April 1,2015 this Warrant shall become exercisable for up to the Updated Warrant Exercise Number.

1.2 Method of Exercise. To exercise this Warrant, the Holder shall deliver to the Company, at the principal executive offices of the Company, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of Holder’s election to exercise this Warrant, (c) an investment agreement containing, to the extent applicable, customary representations and warranties with respect to the Shares issuable under this Warrant substantially in the form attached hereto (the “Investment Agreement”), and (d) payment of the Exercise Price with respect to the Warrant Shares, either in cash or by bank cashier’s check or by wire transfer to an account designated by the Company, as directed by the Company (collectively, the “Exercise Requirements”).

Not later than ten (10) business days after satisfaction of all of the Exercise Requirements, the Company shall execute and deliver or cause to be executed and delivered, in accordance with the Subscription Notice, a certificate representing the Warrant Shares in the name of the Holder. Such certificate shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become a holder of record of such Warrant Shares, as of the date of receipt by the Company of all the Exercise Requirements. The Company shall pay all expenses, taxes (if any), and other charges payable in connection with the preparation, issuance and delivery of share certificates.

1.3 Shares to Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes).

1.4 No Fractional Shares to Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would be issuable upon the exercise of this Warrant, but for the provisions of this Section, the Company will (a) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares to which the Holder is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, round up and issue to the Holder one additional share in addition to the largest whole number of shares to which the Holder is otherwise entitled.

1.5 Share Legends. Each certificate for shares of Common Stock issued upon exercise of this Warrant shall bear the following legends:

“THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, COMMON AND PREFERRED STOCK. A STATEMENT OF ALL OF THE RIGHTS, PREFERENCES,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE COMPANY AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AT THE PRINCIPAL OFFICE OF THE COMPANY, AND THE COMPANY WILL FURNISH ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH STATEMENT.”

“THE SALE, TRANSFER, HYPOTHECATION, NEGOTIATION, PLEDGE, ASSIGNMENT, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SHARE CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE RESTRICTED BY AND ARE SUBJECT TO ALL OF THE TERMS, CONDITIONS AND PROVISIONS OF THAT CERTAIN JOINDER AGREEMENT DATED JANUARY 5, 2011 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE AND THAT CERTAIN INVESTOR AGREEMENT DATED JANUARY 5, 2011 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF EACH SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (X) THE SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, (Y) THE SALE OR TRANSFER IS IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, OR (Z) THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such third legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such third legend unless, in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

the opinion of counsel selected by the Holder and reasonably acceptable to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act or any agreement referred to in such legend.

1.6 Reservation Authorization. The Company has reserved and will keep available for issuance upon exercise of the Warrant the total number of Warrant Shares deliverable upon exercise of the Warrant from time to time outstanding. The issuance of this Warrant has been duly and validly authorized and, when issued and sold in accordance with the Warrant, the Warrant Shares will be duly and validly issued, fully paid and nonassessable.

1.7 Conversion of the Warrant. The Holder may at any time when the Warrant is exercisable, without payment of any additional consideration, convert all of this Warrant into Common Stock and receive from the Company, in exchange for this Warrant, a number of fully paid and non-assessable shares of Common Stock computed as set forth below:

X = Y x (A - B) divided by A, where

X = the number of shares to be issued pursuant to this Section.

Y = the number of Warrant Shares.

A = the Market Value of the Common Stock on the date the Company receives the notice of conversion of this Warrant pursuant to this Section.

B = the Exercise Price in effect under this Warrant on the date the Company receives the notice of conversion of this Warrant pursuant to this Section.

All references herein to “exercise” of the Warrant shall include a conversion pursuant to this Section 1.7. To convert this Warrant, the Holder shall deliver to the Company, at the principal executive offices of the Company, (a) this Warrant, (b) a written notice (“Conversion Notice”), substantially the form of the Conversion Notice attached hereto, of Holder’s election to convert this Warrant, and (c) an Investment Agreement (collectively, the “Conversion Requirements”). No partial conversion of this Warrant shall be permitted.

Not later than ten (10) business days after receipt by the Company of all of the Conversion Requirements, the Company shall execute and deliver or cause to be executed and delivered, in accordance with the Conversion Notice, a certificate in the name of the Holder for the number of Warrant Shares resulting from the conversion of the Warrant. Such certificate shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become a holder of record of such Warrant Shares, as of the date of receipt by the Company of all the Conversion Requirements.

Upon the receipt of a written notice pursuant to Section 2 of the Investor Agreement by and between the Company and [***] dated as of the date of the issuance of this Warrant, the Holder shall promptly notify the Company whether or not the Holder will exercise this Warrant pursuant to Section 1.2or convert this Warrant pursuant to this Section 1.7 prior to the consummation of the Initial Public Offering, Spin Off or Change of Control. If the Holder elects to exercise or convert this Warrant while a registration statement is on file with the Securities

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

and Exchange Commission in connection with an Initial Public Offering or Spin-Off, this Warrant shall be deemed converted on the consummation of the Initial Public Offering or Spin-Off, and the Market Value will be the price at which one share of Common Stock was sold or distributed to the public in the Initial Public Offering or Spin-Off. If the Holder elects to exercise or convert this Warrant within thirty (30) days after receipt of notice of a proposed Change of Control pursuant to Section 2 of the Investor Agreement, this Warrant shall be deemed exercised or converted on the consummation of the Change of Control, and the Market Value shall be the value of the consideration per share payable or issuable in connection with such Change of Control to the holders of the Common Stock of the Company. If the Holder has elected to exercise or convert this Warrant while such a registration statement is on file or within thirty (30) days after receipt of such notice of a proposed Change of Control, and the Initial Public Offering or Spin-Off or Change of Control, as the case may be, is not consummated, then Holder’s exercise or conversion of this Warrant shall not be effective unless Holder confirms in writing Holder’s intention to go forward with the exercise or conversion of this Warrant.

1.8 Termination of Warrant Restriction on Exercise Right. The right to exercise this Warrant shall terminate upon the earlier to occur of (i) thirty (30) days following a Termination (other than a Termination by the [***] Alliance Partner for breach by BHN pursuant to Section 13.1(a), or a Termination by the [***] Alliance Partner pursuant to Section 13.4(b), Section 13.4(c), or Section 13.4(d) of the Alliance Partner Agreement) or (ii) the Expiration Time. This Warrant may not be exercised at any time when the [***] Alliance Partner is in material breach of the Alliance Partner Agreement and has been made aware of such breach prior to delivery of a Subscription Notice or Conversion Notice.

ARTICLE II

EXCHANGE AND REPLACEMENT OF WARRANTS

2.1 Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any replacement Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

2.2 Transfer Restrictions. No transfer or assignment of this Warrant, in whole or in part, may be made without the prior written consent of the Company, which may be given or withheld in its sole discretion; provided, however, that the Holder may assign the Warrant in its entirety to an Affiliate of the Holder upon not less than thirty (30) days prior written notice of such assignment by Holder to the Company, subject to the satisfaction of each of the following conditions: (i) the [***] Alliance Partner, as of such notice date, has not been made aware that it is in material breach of the Alliance Partner Agreement; (ii) the Affiliate is not primarily engaged in providing services substantially comparable to the Blackhawk Services (as defined in the Alliance Partner Agreement); (iii) the Affiliate executes an Investment Agreement; (iv) the Investor Agreement and the Joinder Agreement in their entireties are assigned to and assumed by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

the Affiliate; and (v) any securities of the Company held by Holder and other options, warrants, or right to acquire securities of the Company held by Holder are transferred concurrently to the Affiliate. The restrictions set forth in this Section 2.2 shall not apply to any sale or transfer by the Holder pursuant to the Warrant Issuance Agreement or the Stockholders Agreement. The restrictions arising under this Section 2.2 shall terminate upon the earliest to occur of (i) an Initial Public Offering, (ii) the creation of a Public Market, (iii) the closing of a Spin-Off and (iv) the closing of a transaction that constitutes a Change of Control.

ARTICLE III

ADJUSTMENTS

3.1 Notwithstanding anything herein to the contrary, if the Company issues a new Warrant in whole or partial replacement of this Warrant upon the transfer of this Warrant, in replacement of a loss, theft, destruction or mutilation of this Warrant or for any other reason, the new Warrant, at the Company’s option, may reflect any adjustments theretofore made pursuant to this Article III.

3.2 If the Company (i) subdivides its outstanding shares of Common Stock, (ii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iii) issues by reclassification or reorganization other securities of the Company to all holders of Common Stock, the Board of Directors of the Company shall cause an adjustment to be made in the number of shares purchasable upon exercise of this Warrant and the Exercise Price so that the Holder shall be entitled to receive the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive if this Warrant had been exercised immediately prior to any such event or any record date with respect thereto. Any adjustment made pursuant to this Section 3.2 shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event, and prompt written notice thereof shall be given to the Holder. The Board of Directors shall have the sole discretion to make any additional adjustment that it deems equitable to prevent dilution or enlargement of the benefits intended to be granted by this Warrant.

ARTICLE IV

DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Affiliate” means, with respect to a party, any natural or legal person, firm, corporation, partnership, limited liability partnership, limited liability company, or other entity that now or in the future, directly controls, is controlled with or by or is under common control with such party. For purposes of the foregoing, “control” shall mean: (a) where applicable, ownership directly of fifty percent (50%) or more of the voting power to elect directors thereof; or otherwise (b) the power to direct the management of such entity. For purposes of this Agreement, [***] and [***] are Affiliates of Holder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

“Alliance Partner Agreement” means that certain Alliance Partner Agreement, effective September 27, 2010, by and between BHN and [***], and as it may be amended from time to time hereafter.

“BHN” shall mean Blackhawk Network, Inc., an Arizona corporation and wholly-owned subsidiary of the Company.

“Change of Control” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Common Stock” shall have the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to Article III.

“Company” shall have the meaning set forth in the first paragraph of this Warrant.

“Early Change of Control Notice” shall have the meaning ascribed to such term in the Warrant Issuance Agreement.

“Early Exercise Warrant Number” shall have the meaning ascribed to such term in the Warrant.

“Early Change of Control” means a Change of Control scheduled to close prior to April 1, 2014.

“Exercise Price” means $            per share of Common Stock, subject to adjustment pursuant to Article III.

“Expiration Time” shall have the meaning set forth in the first paragraph of this Warrant.

“Holder” shall have the meaning set forth in the first paragraph of this Warrant.

“Initial Public Offering” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Initial Warrant Exercise Number” shall have the meaning ascribed to such term in the Warrant Issuance Agreement.

“Majority Owner” means Safeway Inc., a Delaware corporation.

“Market Value” means, except as otherwise set forth in Section 1.7 hereof, the fair market value of the shares of the Common Stock as of the date of receipt by the Company of the applicable Conversion Notice, as determined by the Board based upon the most recent written appraisal of the Company’s Capital Stock (not more than seven (7) months old) by a nationally recognized appraisal firm and reflecting such discounts as may be used in such appraisal; provided that if (i) an appraisal of the Company’s Capital Stock has not been completed within the seven (7) month period prior to the date of receipt by the Company of the Conversion Notice, or (ii) the Board of Directors of the Company determines that (x) one or more material events or material developments related to the Company’s business has occurred since the date of the most

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

recent appraisal and (y) such event(s) or development(s) potentially affects the valuation of the Capital Stock, then in each such case, a nationally recognized appraisal firm will be hired by the Board to prepare a more recent appraisal of the Company’s Capital Stock.

“Public Market” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Spin-Off” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Stockholders Agreement” means that certain Second Amended and Restated Stockholders’ Agreement dated as of August 26, 2008, by and among the Company and its Stockholders (as defined therein).

“Termination” shall mean the expiration (without renewal) or any other termination of the Alliance Partner Agreement.

[***]

“Updated Warrant Exercise Number” shall have the meaning ascribed to such term in the Warrant Issuance Agreement.

“Warrant Issuance Agreement” shall have the meaning set forth in the second paragraph of this Warrant.

ARTICLE V

MISCELLANEOUS

5.1 Entire Agreement Amendment and Modification. This Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof and, except as set forth herein, may not be modified, amended or terminated except by a written instrument duly executed by the Company and the Holder.

5.2 Waiver of Compliance. Except as otherwise provided in this Warrant, any failure of the Company or Holder to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure, breach or default.

5.3 Severability. If any provision of this Warrant shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Warrant, and this Warrant shall be carried out as if any such invalid or unenforceable provision were not contained herein.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

5.4 Successors and Assigns. Except as set forth in Section 2.2 hereof, this Warrant may not be assigned or transferred without the prior written consent of the Company, which may be granted or withheld in its sole discretion. This Warrant shall be binding upon and inure to the benefit of the Company and Holder and their respective successors, and permitted assigns.

5.5 Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the content of said sections.

5.6 Further Assurances. The Company and Holder shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Warrant.

5.7 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

5.8 Notices. Any notice, request or other communication hereunder shall be in writing and shall be deemed to be duly given when delivered personally, by registered or certified mail, postage prepaid, or by an internationally recognized overnight courier service as set forth below (or such other addresses as a party hereafter provide the other party):

If to [***] to:	If to Blackhawk to:

[***]	Blackhawk Network Holdings, Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588-3229 [***] Fax: 925-226-9083 Attn: Chief Executive Officer

With a copy to:	With a copy to:

[***]	Blackhawk Network Holdings, Inc. Legal Department 5918 Stoneridge Mall Road Pleasanton, CA 94588 [***] Fax: 925-226-9728 Attn: David E. Durant, Esq.

5.9 Violation of Law. Nothing in this Warrant shall require a party to take any action in violation of applicable law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

5.10 No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company either in law or in equity, unless and until the Holder exercises the right to purchase Warrant Shares as provided herein and subject to the provisions of Sections 1.2 and 1.7 hereof.

5.11 No Impairment. The Company shall not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of                     . 201    .

BLACKHAWK NETWORK HOLDINGS, INC.

By:
Name:	William Y. Tauscher,
President and Chief Executive Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

SUBSCRIPTION NOTICE

(To be executed for exercise of the Warrant)

To Blackhawk Network Holdings, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder,             shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier’s check or wire transfer in the amount of $            .

Note: An investment representation must be attached as required by Section 1.2 of the within Warrant.

[Tax ID No.                                         ]

Dated:                     , 20

[***]

By:
(Name, Title)

Note: The above name should correspond exactly with the name on the face of the attached Warrant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11

CONVERSION NOTICE

(To be executed for conversion of the Warrant)

To Blackhawk Network Holdings, Inc.

The undersigned hereby irrevocably elects to exercise the conversion right in the attached Warrant with respect to             shares of Common Stock, as provided for therein, representing the “Y” variable in the conversion formula set forth in Section 1.7 of the within Warrant.

Note: An investment representation must be attached as required by Section 1.7 of the within Warrant.

Tax ID No.

Dated:                     , 20

[***]

By:
(Name, Title)

Note: The above name should correspond exactly with the name on the face of the attached Warrant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

INVESTMENT AGREEMENT

[***], hereby makes the following representations and warranties to Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), in connection with its exercise of a Stock Purchase Warrant (the “Warrant”) for shares of common stock of the Company issued pursuant to that certain Warrant Issuance Agreement dated November 1, 2010 (the “Issuance Agreement”) between the Company and [***]. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Issuance Agreement.

1. Authority. [***] has full power and authority to exercise the Warrant. The exercise of the Warrant has been duly authorized and approved by [***] and does not require any further authorization or consent of [***] or [***] stockholders or require [***] to obtain the approval, consent or authorization of, or the making by [***] of any declaration, filing or registration with, any Person.

2. Warranty of Title. [***] has not transferred or assigned, or purported to transfer or assign, the Warrant or any interest therein, in whole or in part. [***] has good and marketable title to the Warrant, free and clear of all Encumbrances other than such restrictions as are set forth in the Investor Agreement, the Stockholders Agreement, Joinder Agreement, and any restrictions on transfer under applicable securities laws.

3. Investment Representations. The Shares issued under the Warrant are being acquired by [***] for investment for its own account, not as nominee or agent, and not with a view to the sale or distribution of any part thereof without registration under the Securities Act or pursuant to an applicable exemption therefrom. [***] understands that the Shares have not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of [***] representations as expressed in the Agreement and herein.

4. Rule 144. [***] acknowledges that the Shares acquired by [***] under the Warrant must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. [***] is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three-month period not exceeding specified limitations. [***] acknowledges that Rule 144 currently is not available with respect to the Shares issuable under the Warrant and that Rule 144 may not be available for future transfers because information meeting the requirements of Rule 144(c) is not publicly disseminated by the Company and that the Company has no obligation to [***] ever to disseminate information so as to make Rule 144 available for future transfers of the Shares except as set forth in Section 9.6 of the Stockholders Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

5. No Public Market. [***] understands that no public market now exists for any of the securities issued by the Company and acknowledges that the Company has made no assurances that a public market will ever exist for the Company’s securities, including the Shares issuable under the Warrant thereunder, and that the Company has no obligation to register or qualify such Shares for any future sale by [***] except as set forth in the Stockholders Agreement.

6. Accredited Investor. [***] is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D and was not formed or organized for the specific purpose of making an investment in the Company. [***] has substantial experience in evaluating and investing in securities and is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

7. Information Acknowledgement. [***] acknowledges that the Company has heretofore provided [***] with information regarding certain aspects of the business, operations and financial condition of the Company and of BHN. [***] understands that [***], Majority Owner and many of the participants in BHN’s Alliance Partners Program are competitors or potential competitors in the supermarket industry and accordingly [***] acknowledges that the ability of the Company and BHN to share information about BHN and its business is limited. [***] acknowledges that its review of BHN’s business and discussions with management about such business have not been thorough or exhaustive. [***] further acknowledges that to date the Company has not prepared or caused to be prepared audited or reviewed financial statements of the Company or BHN on a stand-alone basis; and that [***] review of the financial condition of the Company and BHN has been limited to the consolidated financial statements of Majority Owner that include the Company and BHN. Notwithstanding the foregoing circumstances, [***] has determined to exercise the Warrant without reliance on receipt or review of any financial statements of the Company or BHN on a stand-alone basis, has determined that it is capable of undertaking the risks inherent in any exercise of the Warrant and has determined that it is financially able to withstand the entire loss of its investment in any Shares acquired upon exercise of the Warrant. The foregoing, however, does not limit or modify any representations or warranties of the Company or other Company information provided to [***] in connection with the exercise of the Warrant or [***] right to rely thereon.

[***]

By
Name:
Title:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

EXHIBIT B

INVESTOR AGREEMENT

THIS INVESTOR AGREEMENT (this “Agreement”), effective as of             , 201            (“Effective Date”), is entered into by and between Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), whose principal place of business is 5918 Stoneridge Mall Road, Pleasanton, California 94588, [***], and [***] whose registered office is [***].

Recitals

WHEREAS, pursuant to the Certificate of Incorporation of the Company, the Company is authorized to issue up to an aggregate of (i) 140,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock” and, together with the Common Stock, the “Capital Stock”);

WHEREAS, the Company and [***] have previously entered into a Warrant Issuance Agreement dated November 3, 2010 (the “Warrant Issuance Agreement”) pursuant to which the Company, subject to the terms and conditions therein, will issue to [***] a stock purchase warrant (the “Warrant”) for the purchase of shares of Common Stock of the Company;

WHEREAS, concurrently with the issuance of the Warrant, the Company and [***] will enter into a Joinder Agreement (the “Joinder Agreement”) pursuant to which [***] will become a party to certain provisions of the Stockholders Agreement (as defined in the Joinder Agreement); and

WHEREAS, [***] and the Company desire to make arrangements between themselves with respect to certain matters relating to the shares of Common Stock of the Company issuable under the Warrant (the “Warrant Shares”) and any Additional Securities (as defined below) purchased or otherwise acquired by [***], including the imposition of certain restrictions on and obligations with respect to the disposition thereof and such other matters as are addressed herein.

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. For purposes of this Agreement, the following defined terms shall have the meaning ascribed thereto below.

“Additional Securities” shall mean all shares of Common Stock and any other security of the Company, any direct or indirect subsidiary of the Company or any successor thereto, purchased or otherwise acquired by [***] after the Effective Date, including the Warrant Shares; provided that the Warrant and any other stock purchase warrants, stock options, or other rights to subscribe for any security of the Company shall not be deemed to be Additional Securities under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Alliance Partner Agreement” shall mean that certain Alliance Partner Agreement dated September 27, 2010 by and between BHN and [***], as amended from time to time.

“Appraisal” means the written appraisal used by the Board to determine the Market Value of the Capital Stock of the Company.

“BHN” shall mean Blackhawk Network, Inc., an Arizona corporation and wholly-owned subsidiary of the Company.

“Board” shall mean the Board of Directors of the Company.

“Call Right” shall have the meaning set forth in Section 3(a).

“Call Right Exercise Notice” shall have the meaning set forth in Section 3(c).

“Call Right Exercise Period” shall have the meaning set forth in Section 3(c).

“Call Right Purchase Price” shall have the meaning set forth in Section 3(b).

“Called Securities” shall have the meaning set forth in Section 3(a).

“Capital Stock” shall have the meaning set forth in the first recital hereto.

“Change in Control” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Common Stock” shall have the meaning set forth in the first recital hereto.

“Company” shall have the meaning set forth in the first paragraph hereof.

“Dispose or Disposition” means to directly or indirectly, voluntarily or involuntarily sell, transfer, convey, negotiate, pledge, hypothecate, assign or in any other way dispose of any shares of stock or other securities.

“Early Exercise”shall have the meaning ascribed to such term in the Warrant Issuance Agreement.

“Final Holding Period Date” shall have the meaning set forth in Section 3(c).

“Initial Public Offering” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Joinder Agreement” shall have the meaning set forth in the third recital hereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

“Majority Owner” shall mean Safeway Inc., a Delaware corporation.

“Market Value” shall mean the fair market value of the Warrant Shares as of the applicable date as determined by the Board based upon the most recent written appraisal of the Company’s Capital Stock (not more than seven (7) months old) by a nationally recognized appraisal firm and reflecting such discounts as may be used in such appraisal; provided that if (i) an appraisal of the Company’s Capital Stock has not been completed within the seven (7) month period prior to the date of receipt by the Company of such date, or (ii) the Board determines that (x) one or more material events or material developments related to the Company’s business has occurred since the date of the most recent appraisal and (y) such event(s) or development(s) potentially affects the valuation of the Capital Stock, then in each such case, a nationally recognized appraisal firm will be hired by the Board to prepare a more recent appraisal of the Company’s Capital Stock.

“Preferred Stock” shall have the meaning set forth in the first recital hereto.

“Public Market” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Put Right” shall have the meaning set forth in Section 4(a).

“Put Right Exercise Notice” shall have the meaning set forth in Section 4(c).

“Put Right Exercise Period” shall have the meaning set forth in Section 4(c).

“Put Right Purchase Price” shall have the meaning set forth in Section 4(b).

“Put Securities” shall have the meaning set forth in Section 4(a).

“Securities” shall mean all Warrant Shares and Additional Securities then held by [***].

“Securities Act” means the Securities Act of 1933, as amended.

“Spin-off” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Stockholders Agreement” shall mean that certain Second Amended and Restated Stockholders’ Agreement dated as of August 26, 2008 by and among the Company, the Majority Owner, and the Stockholders (as defined therein).

[***]

“Termination” shall have the meaning set forth in Section 3(a).

“Valuation Certification” shall have the meaning set forth in Section 2.

“Warrant” shall have the meaning set forth in the second recital hereto.

“Warrant Shares” shall have the meaning set forth in the fourth recital hereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

“Warrant Issuance Agreement” shall have the meaning set forth in the second recital hereto.

2. Notice of Intent to Effect Certain Transactions; Market Value Information. The Company shall issue to [***], not less than 60 days nor more than 180 days prior to the effective date of an Initial Public Offering or a Spin-Off, a written notice indicating the Company’s or Majority Owner’s bona fide intention to effect an Initial Public Offering or a Spin-Off, such notice to be accompanied by (i) the most recent consolidated financial statements of the Company and its subsidiaries prepared in a manner consistent with financial statements to be included in a registration statement on Form S-1 or Form 10, as applicable, and (ii) a draft of any disclosure to be included in the registration statement on Form S-1 or Form F-10, as applicable, pursuant to Item 404 of Regulation S-K substantially in the form to be filed with the Securities and Exchange Commission in connection with the Initial Public Offering or Spin-Off. The Company shall also issue to [***] a written notice not less than thirty (30) days prior to the closing of a transaction that will result in a Change in Control, and such notice shall be accompanied by a description of the material terms of such Change of Control, including the consideration payable or issuable to the holders of the Common Stock of the Company in connection with the Change of Control. Additionally, if there is no Public Market for the Common Stock at any time when the Warrant is exercisable, the Company shall, within ten (10) business days of a written request by [***], provide to [***] a written statement of the Company’s chief financial officer certifying the Market Value of the Warrant Shares, the date of the appraisal determining such Market Value, the date approved by the Company’s Board of Directors, and confirming that no subsequent appraisals have been made, accompanied by an excerpt from such written appraisal stating the Market Value (collectively, the “Valuation Certification”). The obligations of the Company under this Section 2 shall terminate upon the earliest to occur of an (i) Initial Public Offering and (ii) a Spin-Off; provided that no such termination shall relieve the Company for liability for breach of any obligation of the Company under this Section 2 prior to such termination.

3. Call Right With Respect to Securities Held by [***].

(a) Call Right. Subject to Section 3(e) hereof, in the event of any expiration (without renewal) or termination of the Alliance Partner Agreement for any reason whatsoever (a “Termination”), the Company and any assignee, in its sole discretion, shall have the right and option to repurchase or purchase (the “Call Right”) for the period set forth in Section 3(c) of all (but not less than all) of the Warrant Shares then held by [***] (the “Called Securities”) at the purchase price set forth in Section 3(b) hereof.

(b) Call Right Purchase Price. The Call Right shall be exercisable by the Company at the Market Value of the Warrant Shares as of the date the Call Right Exercise Notice is given or deemed given in accordance with Section 3(c) hereof (the “Call Right Purchase Price”).

(c) Call Right Exercise Period. The “Call Right Exercise Period” is the period (i) commencing on the later of (A) the date of Termination and (B) the Final Holding Period Date and (ii) ending on the date that is twelve (12) months following the later of (A) the date of the Termination and (B) the date of issuance of Warrant Shares that follows any

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

Termination. The “Final Holding Period Date” is the date that is one hundred eighty-one (181) days following the date of the issuance of Warrant Shares. Subject to Section 3(e) hereof, the Company shall have the right at any time during the Call Right Exercise Period to exercise its Call Right by giving [***] written notice (the “Call Right Exercise Notice”) of its election to purchase the Called Securities. Any Call Right Exercise Notice received by [***] prior to the commencement of the Call Right Exercise Period shall be deemed given on the first day of the Call Right Exercise Period. The Company’s right to exercise the Call Right shall terminate at 5:00 p.m., P.S.T., on the last day of the Call Right Exercise Period. Each Call Right Exercise Notice shall be accompanied by a Valuation Certification, or if a Call Right Exercise Notice is given prior to the first day of the Call Right Exercise Period, the Company shall deliver to [***] a Valuation Certification on the first day of the Call Right Exercise Period.

(d) Closing. The closing of the Call Right transaction shall occur not later than fifteen (15) business days following the date the Call Right Exercise Notice is given or deemed given to [***]. At the closing, the Company shall deliver to [***], in immediately available funds, the Call Right Purchase Price against delivery to the Company of a stock certificate or certificates or other instrument, as applicable, duly representing all of the Called Securities, duly endorsed in blank by [***] or having attached thereto a stock power duly executed by [***] in proper form for transfer, along with customary representations and warranties by [***] as to authority to sell the Warrant Shares and that it owns all of its Called Securities free and clear of any liens, restrictions, security interests, or encumbrances whatsoever, other than those created by this Agreement, the Warrant Issuance Agreement, the Warrant, the Joinder Agreement, and the Stockholders Agreement and restrictions under applicable securities laws.

(e) Termination of Call Right. The provisions of this Section 3(a) through (d) shall terminate upon the earliest to occur of the closing of (i) an Initial Public Offering and (ii) a Spin-Off.

4. Put Right With Respect to Securities Held by [***].

(a) Put Right. Subject to Section 4(e) hereof, [***], in its sole discretion, shall have the right to require the Company to repurchase (the “Put Right”) all (but not less than all) of the Warrant Shares then held by [***] (the “Put Securities”) for the period set forth in Section 4(c) hereof and at the purchase price set forth in Section 4(b) hereof.

(b) Put Right Purchase Price. The Put Right shall be exercisable by [***] at the Market Value of the Warrant Shares as of the date the Put Right Exercise Notice is given or deemed given in accordance with Section 4(c) hereof (the “Put Right Purchase Price”).

(c) Put Right Exercise Period. The “Put Right Exercise Period” is the period commencing on the Final Holding Period Date and ending on July 15, 2016, and during which period there is no Public Market. Subject to Section 4(e) hereof, [***] shall have the right at any time during the Put Right Exercise Period to exercise its Put Right by giving the Company written notice (the “Put Right Exercise Notice”) of its election to require the Company to purchase the Put Securities. Any Put Right Exercise Notice given prior to the commencement of the Put Right Exercise Period shall be deemed given on the first day of the Put Right Exercise

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

Period. Subject to Section 4(e) hereof, [***] right to exercise the Put Right shall terminate at 5:00 p.m., P.S.T., on the last day of the Put Right Exercise Period. Within ten (10) business days after a Put Right Exercise Notice is given or deemed given to the Company, the Company shall deliver to [***] a Valuation Certification for the Market Value of the Warrant Shares as of the date the Put Right Notice is given or deemed given. In the event that the Market Value of the Warrant Shares reflected in the Valuation Certification is less than the most recent Market Value of the Warrant Shares disclosed to [***], then [***] shall have the right (except with respect to the exercise of the Put Right pursuant to Section 4(e)(ii)ahereof) to revoke its Put Right Exercise Notice prior to the closing of such Put Right transaction by giving the Company written notice of revocation not later than ten (10) days after its receipt of the Valuation Certification.

(d) Closing. The closing of the Put Right transaction shall occur at a mutually agreed upon time during the thirty (30) day period (or in the event of a termination of the Put Right pursuant to Section 4(e)(ii) hereof, the sixty (60) day period) following the date the Put Right Exercise Notice is given or deemed given to the Company. At the closing, the Company shall deliver to [***], in immediately available funds, the Put Right Purchase Price against delivery to the Company of a stock certificate or certificates or other instrument, as applicable, duly representing all of the Put Securities, duly endorsed in blank by [***] or having attached thereto a stock power duly executed by [***] in proper form for transfer, along with customary representations and warranties by [***] as to its authority to sell the Put Securities and that it owns all of its Put Securities free and clear of any liens, restrictions, security interests, or encumbrances whatsoever, other than those created by this Agreement, the Stock Warrant Agreement, the Warrant, the Joinder Agreement, and the Stockholders Agreement and restrictions under applicable securities laws.

(e) Termination of Put Right.

(i) The provisions of Section 4(a) through (d) shall terminate on the earliest to occur of (a) the closing of an Initial Public Offering; (b) the closing of a Spin-Off; and (c) July 15, 2016.

(ii) In addition, in the event of a Termination (as defined in Section 3(a)), where (x) the termination occurs between April 1, 2014 and July 15, 2016 and (y) there is not a Public Market at the time the Put Right Notice is given, then:

a. where the Termination notice is given by Blackhawk, the Put Right shall be deemed exercised by [***], and a Put Right Exercise Notice shall be deemed given, without any further action by either party, on the first day of the Put Right Exercise Period following the date of such Termination.

b. where the Termination notice is given by [***], then the Put Right shall terminate on the later of (a) sixty (60) days after the date of such Termination or (b) the first business day after the Final Holding Period Date.

5. Market Stand-Off Agreement. [***] shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Securities, including, without limitation,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

the Warrant Shares, for a period of time specified by the managing underwriters (not to exceed 180 days) following the effective date of any registration statement of the Company for an Initial Public Offering filed under the Act. [***] agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Securities until the end of such period. The underwriters of the Company’s stock are intended third-party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

6. Miscellaneous.

(a) Entire Agreement Amendment and Modification. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified, amended or terminated except by a written instrument duly executed by the parties hereto.

(b) Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure, breach or default.

(c) Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

(d) Successors and Assigns. The Company may assign the Call Right and its obligation under the Put Right, in whole or in part, to one or more Persons; provided that no such assignment of the Company’s obligation under the Put Right shall relieve the Company of any obligationthereunder. This Agreement shall be binding upon and inure to the benefit of the Company, its successors, and assigns. There are no third-party beneficiaries to this Agreement, except that the Majority Owner is a third-party beneficiary entitled to enforce the provisions of this Agreement, and except that the underwriters of the Company’s stock are third-party beneficiaries of the obligations of [***] under provisions of Section 5 hereof.

(e) Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the content of said sections.

(f) Injunctive Relief. The Securities cannot be readily purchased or sold in the open market and, for that reason, among others, the Company and [***] will be irreparably damaged if this Agreement is not specifically enforced. Should any dispute arise concerning the Disposition of any Securities hereunder, an injunction may be issued mandating or restraining such Disposition of Securities pending the determination of such controversy. Any right or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

obligation to purchase or sell any of the Securities shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall be cumulative and in addition to any other remedy that the parties may have.

(g) Further Assurances. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

(h) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

(i) Notices. Any notice, request or other communication hereunder shall be in writing and shall be deemed to be duly given when delivered personally, by registered or certified mail, postage prepaid, or by a nationally recognized overnight courier service as set forth below (or such other addresses as a party hereafter provide the other party):

If to [***] to:	If to Blackhawk to:

[***] [***]	Blackhawk Network Holdings, Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588-3229 [***] Fax: 925-226-9083 Attn: Chief Executive Officer

With a copy to:	With a copy to:

[***] [***]	Blackhawk Network Holdings, Inc. Legal Department 5918 Stoneridge Mall Road Pleasanton, CA 94588 [***] Fax: 925-226-9728 Attn: David E. Durant, Esq.

(j) Recapitalizations, Exchanges, etc. Affecting the Securities. This Agreement shall apply, to the full extent set forth herein,. with respect to all of the Securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued at any time in respect of, in exchange for, or in substitution of, such equity and debt securities (and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassification, recapitalizations, reorganizations and the like occurring after the Effective Date), owned by [***] or any permitted transferee of the Securities as provided in Section 8(d) of the Joinder Agreement. Each person to whom any Securities are to be issued or transferred in accordance with and subject to the provisions of this Agreement shall be required to execute a copy of this Agreement and acknowledge in writing that he, she or it is bound by the terms of this Agreement prior to delivery to such transferee of any such Securities or any certificate therefor and prior to such transferee receiving any rights under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(k) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronically (such as a .pdf or other such file) shall be as effective as delivery of a manually executed counterpart of this Agreement.

(l) Dispute Resolution; Remedies.

(i) Dispute Resolution. The dispute resolution procedures set forth in the Warrant Issuance Agreement shall govern any controversy, claim or dispute of whatever nature arising between the parties hereto concerning their respective rights and obligations under this Agreement, or the breach, termination, enforceability, scope or validity of this Agreement and/or the rights or obligations of the parties arising out of or relating to this Agreement or the breach, termination, negotiation or validity hereof.

(ii) Remedies. Each party hereby waives any and all rights it may have to receive exemplary or punitive damages with respect to any claim it may have against the other party, it being agreed that no party shall be entitled to receive money damages in excess of its actual compensatory damages, notwithstanding any contrary provision contained in this Agreement or otherwise.

(m) Miscellaneous. Nothing in this Agreement shall require a party hereto to take any action in violation of applicable law. Each party and its counsel have fully participated in the review and revision of this Agreement, and any rule of construction to the effect that ambiguities are to be construed against the drafter shall not be applied in this Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized officers as of the Effective Date.

COMPANY:	BLACKHAWK NETWORK HOLDINGS, INC.

By
Name:
Title:

[***]:	[***]

By
Name:
Title:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

EXHIBIT C

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), effective             , 201            , is entered into by and between Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), whose principal place of business is 5918 Stoneridge Mall Road, Pleasanton, California 94588, [***], and [***] whose registered office is [***].

Recitals

WHEREAS, pursuant to the Certificate of Incorporation of the Company, the Company is authorized to issue up to an aggregate of (i) 140,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, $0.001 par value per share (the”Preferred Stock” and, together with the Common Stock, the “Capital Stock”);

WHEREAS, the Company and [***] have previously entered into a Warrant Issuance Agreement dated November 3, 2010 (the “Warrant Issuance Agreement”) pursuant to which the Company, subject to the terms and conditions therein, will issue to [***] a stock purchase warrant (the “Warrant”), for the purchase of shares of Common Stock of the Company;

WHEREAS, concurrently with the issuance of the Warrant, the Company and [***] will enter into an Investor Agreement (the “Investor Agreement”) with respect to certain matters relating to the shares of Common Stock of the Company issuable under the Warrant (the “Warrant Shares”) and other securities of the Company thereafter acquired by [***];

WHEREAS, the Company and each of the holders of the Company’s Common Stock are parties to that certain Second Amended and Restated Stockholders’ Agreement dated as of August 26, 2008 (the “Stockholders Agreement”); and

WHEREAS, [***] and the Company desire for [***] to become a party to the Stockholders Agreement as to certain provisions thereof, all upon the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Defined terms used in this Agreement that are not separately defined herein shall have the meanings set forth in the Stockholders Agreement or in the Warrant Issuance Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Limited Joinder to Stockholders Agreement. The execution of this Agreement by [***] shall be deemed the execution of a counterpart to the Stockholders Agreement. Consequently, at such time as [***] acquires any of the Warrant Shares or otherwise acquires any Additional Shares (as defined in Section 5 below), [***] shall be deemed a “Stockholder,” and [***] shall be entitled to participate in the rights and shall be subject to the restrictions applicable to a “Stockholder” under the Stockholders Agreement, except as otherwise expressly provided in this Agreement and subject to the following specific limitations:

(a) in no event shall the provisions of Sections 1, 2, 3, 4, 6, 7, 8, and 10 of the Stockholders Agreement apply to [***]; and

(b) all of the Shares (as defined in Section 5 below) held by [***] at the time of determination shall be deemed “Registrable Securities” for purposes of clause (A) and clause (C) of the definition thereof set forth in Annex A to the Stockholders Agreement.

For the avoidance of doubt, the provisions of Sections 5, 9, 11 and 12 of the Stockholders Agreement and Annex A to the Stockholders Agreement shall apply to [***] (the “Joined Provisions”).

3. Notice of Proposed Registration and Drag-Along Transaction. If the Company gives notice under Section 9.2(a) of the Stockholders Agreement at any time prior to the Expiration Time (as defined in the Warrant) and [***] has at that time not acquired any Warrant Shares, the Company nevertheless shall give [***] a copy of such notice at the same time as it gives such notice to the Stockholders. If the Company receives notice that the Majority Owner intends to exercise its Drag-Along Rights in a transaction, the Company shall use commercially reasonable efforts to provide [***], at the earliest practicable date and subject to any non-disclosure obligations to which the Company may be subject, notice thereof, including the number of Warrant Shares included in the transaction and copies of all agreements and other documents related to the transaction to the extent relevant to [***] as a potential seller in such transaction.

4. Value of Capital Stock. [***] acknowledges that the Company has not guaranteed the future value of the Company’s Capital Stock, including the Securities (as defined below) that may hereafter be acquired by [***].

5. Application of this Agreement. [***] acknowledges and agrees that the terms and provisions of Section 2 of this Agreement shall apply to the Warrant Shares and all other shares of Capital Stock hereafter acquired by [***] (the “Additional Shares” and, together with the Warrant Shares, the “Shares”) and any other debt or equity securities of the Company that may hereafter be acquired by [***] (collectively, the “Securities”).

6. Restrictions on Disposition of Securities by [***].

(a) Restrictions on Disposition. Except as expressly provided in this Agreement,[***] may not, without the prior written consent of the Company, which it may withhold in its sole discretion, Dispose of any of the Securities now owned or hereafter acquired by it, or any part thereof, either during [***] corporate existence or upon its dissolution or liquidation. Notwithstanding the foregoing, [***] may assign all (but not less than all) of such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Securities (including the Warrant) to an Affiliate upon not less than thirty (30) days prior written notice by [***] to the Company, subject to the satisfaction of each of the following conditions: (i) the [***] Alliance Partner, as of such notice date, has not been made aware that it is in material breach of the Alliance Partner Agreement; (ii) the Affiliate is not primarily engaged in providing services substantially comparable to the Blackhawk Services (as defined in the Alliance Partner Agreement); (iii) the Affiliate executes an Investment Agreement; (iv) the Investor Agreement in its entirety is assigned to and assumed by the Affiliate; (v) the Affiliate agrees in writing to be bound by, and the Securities so transferred shall remain subject to, the terms and conditions of this Agreement; and (vi) all options, warrants, and other rights to acquire securities of the Company held by [***] are concurrently assigned to the Affiliate. For purposes of this Agreement, [***] and [***] are Affiliates of [***].

(b) Exceptions to Restrictions on Disposition. The restrictions set forth in Section 6(a) hereof shall not apply to any purchase, repurchase or redemption by the Company or by any assignee of the Company, including, without limitation, pursuant to Sections 3 and 4 of the Investor Agreement, or any sale by [***] pursuant to Section 5 of the Stockholders Agreement.

(c) Termination of Restrictions on Disposition. The restrictions arising under this Section 6 shall terminate upon the earliest to occur of (i) an Initial Public Offering, (ii) the creation of a Public Market, (iii) the closing of a Spin-Off, and (iv) the closing of a transaction that constitutes a Change of Control.

7. Legend on Certificates. A statement substantively identical to the following shall be inscribed on all certificates representing the Shares, including any certificates issued in the name of a subsequent holder as may be required:

“THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, COMMON AND PREFERRED STOCK. A STATEMENT OF ALL OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE COMPANY AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AT THE PRINCIPAL OFFICE OF THE COMPANY, AND THE COMPANY WILL FURNISH ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH STATEMENT.”

“THE SALE, TRANSFER, HYPOTHECATION, NEGOTIATION, PLEDGE, ASSIGNMENT, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SHARE CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE RESTRICTED BY AND ARE SUBJECT TO ALL OF THE TERMS, CONDITIONS AND PROVISIONS OF THAT CERTAIN JOINDER AGREEMENT DATED JANUARY 5, 2011 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE AND THAT CERTAIN INVESTOR AGREEMENT DATED JANUARY 5, 2011

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF EACH SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (X) THE SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, (Y) THE SALE OR TRANSFER IS IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, OR (Z) THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

8. Miscellaneous.

(a) Entire Agreement, Amendment and Modification. This Agreement and the applicable sections of the Stockholders Agreement and Annex A thereto constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof. This Agreement may not be modified, amended or terminated except by a written instrument duly executed by the parties hereto; provided that provisions of the Stockholders Agreement to which [***] has become a party by virtue of Section 2 hereof may be amended only in accordance with the terms of the Stockholders Agreement.

(b) Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of either of the parties hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure, breach or default.

(c) Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, its successors, and assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon [***], its successors and permitted transferees of the Securities; provided, however, that nothing contained herein shall be construed as granting [***] or any permitted transferee of the Securities the right to transfer the Securities (or any option therefor), except as expressly provided in this Agreement or the Warrant. Except in connection with transfers by [***] of the Securities (or any option therefor) specifically permitted under this Agreement or the Warrant, [***] shall not be permitted to assign this Agreement or any of [***] rights or obligations hereunder to any other Person. There are no third-party beneficiaries to this Agreement other than Majority Owner.

(e) Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the content of said sections.

(f) Injunctive Relief. The Securities cannot be readily purchased or sold in the open market and, for that reason, among others, the Company will be irreparably damaged if this Agreement is not specifically enforced. Should any dispute arise concerning the Disposition of any Securities hereunder, an injunction may be issued mandating or restraining such Disposition of Securities pending the determination of such controversy. Any right or obligation to purchase or sell any of the Securities shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall be cumulative and in addition to any other remedy that the parties may have.

(g) Further Assurances. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.

(h) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

(i) Notices. Any notice, request or other communication hereunder shall be in writing and shall be deemed to be duly given when delivered personally, by registered or certified mail, postage prepaid, or by a internationally recognized overnight courier service addressed as set forth below (or such other addresses as a party hereafter provide the other party):

If to [***] to:	If to Blackhawk to:

[***] [***]	Blackhawk Network Holdings, Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588-3229 [***] Fax: 925-226-9083 Attn: Chief Executive Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

With a copy to:	With a copy to:
[***] [***]	Blackhawk Network Holdings, Inc. Legal Department 5918 Stoneridge Mall Road Pleasanton, CA 94588 [***] Fax: 925-226-9728 Attn: David E. Durant, Esq.

(j) Recapitalizations, Exchanges, Etc. Affecting the Securities. This Agreement shall apply, to the full extent set forth herein with respect to all of the Securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued at any time in respect of, in exchange for, or in substitution of, such equity and debt securities (and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassification, recapitalizations, reorganizations and the like occurring after the date hereof), owned by [***] or any permitted transferee of the Securities as provided in this Agreement or the Warrant. Each person to whom Securities are to be issued or transferred in accordance with and subject to the provisions of this Agreement shall be required to execute a copy of this Agreement and acknowledge in writing that he, she or it is bound by the terms of this Agreement prior to delivery to such transferee of any such Securities or any certificate therefor and prior to such transferee receiving any rights under this Agreement.

(k) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronically (such as a .pdf or other such file) shall be as effective as delivery of a manually executed counterpart of this Agreement.

(l) Dispute Resolution; Remedies.

(i) Dispute Resolution. The dispute resolution procedures set forth in the Warrant Issuance Agreement shall govern any controversy, claim or dispute of whatever nature arising between the parties hereto concerning their respective rights and obligations under this Agreement, or the breach, termination, enforceability, scope or validity of this Agreement and/or the rights or obligations of the parties arising out of or relating to this Agreement or the breach, termination, negotiation or validity hereof (a “Dispute”).

(ii) Remedies. Each party hereto hereby waives any and all rights it may have to receive exemplary or punitive damages with respect to any claim it may have against the other party, it being agreed that no party shall be entitled to receive money damages in excess of its actual compensatory damages, notwithstanding any contrary provision contained in this Agreement or otherwise.

(iii) Limitations. Notwithstanding the foregoing, the provisions of this Section 8(l) shall not (i) prevent a party from seeking injunctive relief in a court of competent jurisdiction under Section 8(f) hereof or (ii) apply to any Dispute arising under any of the Joined Provisions, it being agreed that the provisions of Section 12(f) and (l) of the Stockholders Agreement shall apply to any such Dispute.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

(m) Attorneys’ Fees. In the event of any arbitration or proceeding arising out of or related to this Agreement, the prevailing party (as determined in accordance with Section 8(l), if disputed) shall be entitled to recover from the losing party all of its costs and expenses incurred in connection with such arbitration or proceeding, including court costs and reasonable attorneys’ fees, whether or not such arbitration or proceeding is prosecuted to judgment.

(n) Competing Activities. For clarity, Sections 12(n), (o) and (p) of the Stockholders Agreement shall apply to this Agreement as though set forth herein. Additionally, except as expressly set forth in the Alliance Partner Agreement, the Company acknowledges and agrees that [***] and any of its Affiliates may engage or invest independently or with others, in any business activity of any type or description, including those that might be the same as or similar to the business of the Company and/or its Subsidiaries and all of which may from time to time compete, directly or indirectly, with the Company and/or its Subsidiaries. [***] and its Affiliates may in their sole discretion pursue such competing activities without disclosure of such competition to the Company and neither the Company, any Subsidiary of the Company, nor any Stockholder shall have any right in or to such business activities or ventures or to receive or share in any income or proceeds derived therefrom.

(o) Miscellaneous. Nothing in this Agreement shall require a party to take any action in violation of applicable law. Each party and its counsel have fully participated in the review and revision of this Agreement, and any rule of construction to the effect that ambiguities are to be construed against the drafter shall not be applied in this Agreement.

(continued on next page)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

COMPANY:	BLACKHAWK NETWORK HOLDINGS, INC.

By
Name:
Title:

[***]:	[***]

By
Name:
Title:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8